Exhibit 10.24

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) dated as of February 1, 2008, by and among NewMarket Technology, Inc. (“NewMarket”), Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore” together with Valens US, each a “Lender” and collectively, the “Lenders”).

BACKGROUND

NewMarket, various subsidiaries of NewMarket (together with NewMarket, each a “Company” and collectively, the “Companies”), the Lenders and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent” and together with the Lenders, the “Creditor Parties”) are parties to a Security Agreement dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which the Lenders provide the Companies with certain financial accommodations.

In connection with the Security Agreement, NewMarket entered into (a) a Registration Rights Agreement dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Valens US Registration Rights Agreement”) with Valens US and (b) a Registration Rights Agreement dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Valens Offshore Registration Rights Agreement” together with the Valens US Registration Rights Agreement, each a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”) with Valens Offshore pursuant to which NewMarket, in each case, agreed to file a registration statement covering the Registrable Securities (as defined in each Registration Rights Agreement).

Pursuant to that certain Letter Agreement dated the date hereof (as amended, supplemented, restated or modified from time to time, the “Letter Agreement”) by and among the Agent and the Companies, the Agent notified the Companies of the occurrence of the Existing Breaches (as defined therein).  Notwithstanding the occurrence of the Existing Breaches, the Agent, on behalf of the Creditor Parties, agreed not to declare an Event of Default solely based on the Existing Breaches so long as, among other things, the Closing Shares (as defined in the Letter Agreement) are delivered by NewMarket and received by the Lenders on or before February 4, 2008.

NewMarket has requested that each Lender amend the Registration Rights Agreement to which it is a party and, notwithstanding the occurrence and continuance of the Existing Breaches, each Lender is willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the other agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Security Agreement.

2.  Amendments to Valens US Registration Rights Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Valens US Registration Rights Agreement is hereby amended as follows:

(a)  The following definitions in Section 1.1 of the Valens US Registration Rights Agreement are amended and restated in their entirety as follows:

“Closing Shares” means the 726,315 shares of Common Stock issued to the Investor pursuant to the Letter Agreement.

“Effectiveness Date” means, (i) with respect to the initial Registration Statement required to be filed in connection with (x) the Secured Term Notes and the Warrants issued on the date hereof and (y) the Closing Shares, a date no later than one hundred eighty (180) days following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder (if any), a date no later than ninety (90) days following the applicable Filing Date.

“Filing Date” means, with respect to (1) the Registration Statement required to be filed in connection with (i) the Closing Shares and (ii) the shares of Common Stock issuable to the Holder upon (x) conversion of the Secured Term Notes issued as of the date hereof and (y) exercise of any Warrant issued as of the date hereof, the date which is sixty (60) days following the date hereof, (2) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of any Warrant issued after the date hereof, the date which is ninety (90) days after the issuance of such Warrant and (3) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder as a result of adjustments to (x) the Fixed Conversion Price made pursuant to Section 2.1(a) of the Secured Term Notes, or (y) the Exercise Price made pursuant to Section 4 of the Warrant, or otherwise, ninety (90) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price, as applicable.

“Letter Agreement” means that certain letter agreement dated February 1, 2008 by and among LV Administrative Services, Inc., as administrative and collateral agent for the Investor and the other Lenders, the Company and various subsidiaries of the Company.

“Registrable Securities” means the Closing Shares and the shares of Common Stock issuable upon conversion of the Secured Term Note and exercise of the Warrants.

(b)  Schedule 7(b) to the Valens US Registration Rights Agreement is hereby deleted in its entirety and replaced by the Schedule 7(b) attached hereto as Exhibit 1.

3.  Amendments to Valens Offshore Registration Rights Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Valens Offshore Registration Rights Agreement is hereby amended as follows:

(a)  The following definitions in Section 1.1 of the Valens Offshore Registration Rights Agreement are amended and restated in their entirety as follows:

“Closing Shares” means the 326,316 shares of Common Stock issued to the Investor pursuant to the Letter Agreement.

“Effectiveness Date” means, (i) with respect to the initial Registration Statement required to be filed in connection with (x) the Secured Term Notes and the Warrants issued on the date hereof and (y) the Closing Shares, a date no later than one hundred eighty (180) days following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder (if any), a date no later than ninety (90) days following the applicable Filing Date.

“Filing Date” means, with respect to (1) the Registration Statement required to be filed in connection with (i) the Closing Shares and (ii) the shares of Common Stock issuable to the Holder upon (x) conversion of the Secured Term Notes issued as of the date hereof and (y) exercise of any Warrant issued as of the date hereof, the date which is sixty (60) days following the date hereof, (2) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of any Warrant issued after the date hereof, the date which is ninety (90) days after the issuance of such Warrant and (3) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder as a result of adjustments to (x) the Fixed Conversion Price made pursuant to Section 2.1(a) of the Secured Term Notes, or (y) the Exercise Price made pursuant to Section 4 of the Warrant, or otherwise, ninety (90) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price, as applicable.

“Letter Agreement” means that certain letter agreement dated February 1, 2008 by and among LV Administrative Services, Inc., as administrative and collateral agent for the Investor and the other Lenders, the Company and various subsidiaries of the Company.

“Registrable Securities” means the Closing Shares and the shares of Common Stock issuable upon conversion of the Secured Term Note and exercise of the Warrants.

(b)  Schedule 7(b) to the Valens Offshore Registration Rights Agreement is hereby deleted in its entirety and replaced by the Schedule 7(b) attached hereto as Exhibit 1.

4.  Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent:  the Agent shall have received (i) a copy of this Amendment executed by NewMarket and (ii) all such other certificates, instruments, documents, agreements and opinions of counsel as may be required by the Agent or its counsel, each of which shall be in form and substance satisfactory to the Agent and its counsel.

5.  Representations and Warranties.  NewMarket hereby represents and warrants as follows:

(a)  This Amendment, the Security Agreement, each Registration Rights Agreement, as amended hereby, and each other Ancillary Agreement constitute legal, valid and binding obligations of NewMarket and are enforceable against NewMarket in accordance with their respective terms.

(b)  Upon the effectiveness of this Amendment, NewMarket hereby reaffirms all covenants, representations and warranties made in the Security Agreement, each Registration Rights Agreement and each other Ancillary Agreement, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)  NewMarket has no defense, counterclaim or offset with respect to the Security Agreement, each Registration Rights Agreement or any other Ancillary Agreement.

6.  Effect on the Registration Rights Agreements.

(a)  Upon the effectiveness of Section 2 hereof, each reference in the Valens US Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Valens US Registration Rights Agreement, as amended hereby.

(b)  Upon the effectiveness of Section 3 hereof, each reference in the Valens Offshore Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Valens Offshore Registration Rights Agreement, as amended hereby.

(c)  Except as specifically amended herein, the Security Agreement, each Registration Rights Agreement, each other Ancillary Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(d)  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Creditor Party, nor constitute a waiver of any provision of the Security Agreement, each Registration Rights Agreement, any Ancillary Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.  Existing Breaches.

(a)  The Agent’s voluntary forbearance, if any, from exercising any of its rights or remedies under the Security Agreement and the Ancillary Agreements as a result of the Existing Breaches (as defined in the Letter Agreement) is not intended (and should not be construed) as a waiver of the Agent’s rights and remedies, all of which are reserved and preserved by the Agent.  Any waiver of such  rights and remedies shall only be effective if set forth in a written instrument executed and delivered in accordance with the terms of the Security Agreement.

(b)  Nothing contained herein shall (a) limit in any manner whatsoever each party’s obligation to comply with, and the Creditor Parties’ right to insist on each party’s compliance with, each and every term of the Security Agreement and the Ancillary Agreements, or (b) constitute a waiver of any Event of Default or any right or remedy available to the Creditor Parties, or of NewMarket’s or any other Person’s obligation to pay and perform all of its obligations, in each case whether arising under the Security Agreement and the Ancillary Agreements, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by the Creditor Parties at any time, and none of which obligations are waived.

8.  Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

9.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.  Counterparts; Signatures.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

NEWMARKET TECHNOLOGY, INC.

By:	/s/
Name
Title

VALENS U.S. SPV I, LLC

By:	/s/ Valens Capital Management, LLC, its investment manager
Name
Title

VALENS OFFSHORE SPV II, CORP.

By:	/s/ ByValens Capital Management, LLC, its investment manager
Name
Title

EXHIBIT 1

[See Attached]

SCHEDULE 7(b)

Piggyback on Registration Statement

1.           2,200,000 shares of Common Stock issued to Oberon Securities, L.L.C. (“Oberon”)

2.           2,800,000 shares of Common Stock issuable to Oberon upon exercise of warrants

3.           25,000,000 shares of Common Stock issued by the Company in a “best efforts” offering at a purchase price of at least $0.20 per share.